Nasdaq: TIVC A diversified immunotherapeutics company ® ir@tivichealth.com – May 2025 – Jennifer Ernst, CEO, Tivic Health

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Tivic Transformation 2025 February 12, 2025: Newly licensed Phase III immunotherapy program (TLR5 agonist) - $140MM previously invested in program - Licensing program includes two molecules - Supported by numerous animal and human trials, 60+ patents and patents pending - Phase III for acute radiation syndrome; manufacturing validation and scale-up initiated - Five additional indications in oncology and longevity May 14, 2025: Entered GMP Manufacturing Agreement - Manufacturing validation initiated, required for application to FDA - May enable sales under emergency use authorization(s) in US and international Complements internally developed portfolio in non-invasive vagus nerve stimulation - Opportunity to replace surgical implants with non-invasive devices - Potential target applications in neurologic, psychiatric, cardiac and autonomic nervous systems diseases Multiple commercial and clinical catalysts in next 18 months Positions company in $183B1 immunotherapeutics market with differentiated product candidates (1) Immunotherapy Drugs Market Size, https://www.gminsights.com/industry-analysis/immunotherapy-drugs-market

Looking forward, a reinvented company Immunotherapy Market Valued at $182.5B 2023, 10.4%CAGR Bioelectronic Immunomodulation via neurologic pathways Biologic Immunomodulation via molecular pathways (1) Immunotherapy Drugs Market Size, https://www.gminsights.com/industry-analysis/immunotherapy-drugs-market

Discovery Proof of Concept Phase I Phase II Phase III Commercial Biologic (drug) Entolimod™ Acute Radiation Syndrome Immunosenescence* Lymphocyte Exhaustion* Acute Neutropenia Vaccine Adjuvant* Entolasta™* Chronic Radiation Syndrome* Chronic Neutropenia* 2nd Gen Lymphocyte Exhaustion* Bioelectronic ClearUP Sinus Pain and Congestion ncVNS Platform development; potential indications in: Neurologic Cardiac Autonomic Subject of licensing program with Statera Biopharma, Inc. * Tivic rights subject to exercise of exclusive license options and additional payments Looking forward, a reinvented company Diverse modalities, scalable portfolio

TLR5 Program: In-licensing Agreement Entolimod™ and Entolasta™ are biologic drugs engineered to activate the immune system via toll-like receptor 5 (TLR5) Over $140MM previously invested in TLR5 program, including funding from DARPA, BARDA, DoD and NASA Entolimod and Entolasta have undergone 40+ animal and human trials First indication: Acute Radiation Syndrome (ARS). Results from high-dose, short-term exposure to ionizing radiation which damages tissues and organ systems. Phase III trials complete FDA has granted Entolimod Fast Track for ARS Considered a “stockpile” drug Emergency Use designation may allow sales in US and OUS markets for stockpiling prior to FDA approval Manufacturing validation initiated May 2025 Biologic

3x Increase in Survival w/one dose, no signs of toxicity A single dose of entolimod administered 25 hours after irradiation increased survival by ~3-fold Animals received no other supportive care (e.g., transfusions, intravenous fluids, antibiotics, or growth factors) No signs of toxicity at even the highest doses of the drug ~3-fold survival increase

Key Milestones: Entolimod for Acute Radiation Syndrome Feb 2025 Licensed April 2025 White House & FDA Briefings May 2025 GMP Manufacturing Kick-off Cell Line Verification GMP Production Emergency Use Application(s), US and OUS FDA Pre-BLA Meeting First GMP Lot Complete Biologic License Application Filed Bioequivalency & Stability Testing Emergency Use Granted (if approved) Stockpile Orders (OUS or US) BLA Grant Stockpile Orders

TLR5 Program: Additional Indications In addition to ARS, Tivic’s licensing agreement comprehends multiple additional indications; provides flexibility in timing of investment. Neutropenia (acute & chronic) - $20.8B Market by 2032* A condition characterized by an abnormally low number of neutrophils (white blood cells), which can result from chemotherapy, radiation, bone marrow disorders, and certain autoimmune conditions. Entolimod has been tested on humans and demonstrated utility in healthy patients and cancer patients for treating Neutropenia. Lymphocyte Exhaustion A condition that occurs when immune cells, particularly T cells, become less effective after being exposed to infection, cancer, and/or cancer treatments (e.g., radiation and/or chemotherapy). Tested in similar fashion to Neutropenia. Immunosenescence The gradual age-related decline in the immune system’s function. Entolimod has successfully completed a phase 2 randomized controlled trial for age-related immune system dysfunction at the Mayo Clinic. Chronic Radiation Syndrome Condition caused by long-term exposure to low levels of radiation, seen in medical radiation treatments, X-rays, CT scans, nuclear residue, occupational exposure. Vaccine Adjuvant A product given simultaneously added to a vaccine to enhance the immune response and improve its effectiveness. Biologic *https://www.globenewswire.com/news-release/2024/11/04/2973723/0/en/ Neutropenia-Treatment-Market-to-hit-USD-20-8-billion-by-2032-says-Global-Market-Insights-Inc.html

TLR5 Science: Broad mechanism may offer new protection for cancer patients Biologic 1. Krivokrysenko et al., 2015, PLoS One G-CSF (Neupogen, Neulasta, biosimilars) TLR5 (Entolimod) Bone Marrow Only Bone Marrow & GI Tract Treat After Exposure Treatment & Prevention Additional supportive care required No Adjunct Care Global Market for G-CSF and G-CSF biosimilar2: 1 Currently Approved drugs Approved Drugs

Biologic 1. Krivokrysenko et al., 2015, PLoS One 2. G-CSF and G-CSF Biosimilars Market 2025, Data Intelo G-CSF (Neupogen, Neulasta, biosimilars) TLR5 (Entolimod) Bone Marrow Only Bone Marrow & GI Tract Treat After Exposure Treatment & Prevention Additional supportive care required No adjunctive care used in trials Global Market for G-CSF and G-CSF biosimilars2: Opportunity for TLR5 Agonist $7.2 billion in 2023 $14.5 billion by 2032 8% CAGR 2024 to 2032 Currently Approved drugs New Class 1 TLR5 Science: Broad mechanism may offer new protection for cancer patients

Bioelectronic

Vagus Nerve: High-value Medical Target


Vagus Nerve


Current VNS approaches are surgically implanted


Tivic creating non-invasive VNS option
Concept Illustration

- Vagus nerve regulates autonomic nervous system, neurologic, cardiac and immune functions; engages every major organ
- Current vagus nerve stimulators are primarily surgical implants.
- Tivic has demonstrated medical grade, NON-INVASIVE VNS
- Clinically meaningful effects on heart rate, brainwaves, autonomic nervous system
- 20-minute treatment produced 2x increase in heart rate variability (2.7x increase in responders) and over 60% decrease in gamma waves
- Clinical optimization study for platform expected to conclude May 2025
- Proprietary market research identified targets in neurologic, cardiac, and autonomic disease

Clinical Testing conducted by

The Institute of Bioelectronic Medicine at

Feinstein Institutes for Medical Research
Northwell Health®

TIVIC

Slide #12

Vagus Nerve Stimulation Market Bioelectronic Dominant Approach: Surgically Implanted VNS Rigorous clinical testing FDA regulated and approved Prescribed for medical indications Adoption limited by surgical requirement Approved for Epilepsy, Depression Clinical stage for Rheumatoid Arthritis, Crohn’s Disease GSK/Verily JV Clinical Stage for Rheumatoid Arthritis Approved for Stroke Rehabilitation Approved for Migraine, Cluster Headache Approved for Opioid Withdrawal Potential targets based on recent VNS data include: Stroke Rehabilitation, PTSD, Cardiovascular Disease, and others DIFFERENTIATION OPPORTUNITIES Disease target, circuitry, form factor, signal optimization, stimulation parameters, electrode placement. Tivic Target: Medical-grade, Non-Invasive VNS Rigorous clinical testing FDA regulated and approved Prescribed for medical indications Broader applicability than surgical implants

Cap Table Proforma As of June 30, 2025 Current Common Stock Equivalents(1) Common Stock 878,341 Common Stock Warrants (WAP: $18.44)(2) 430,175 Common Stock Options (WAP: $219.12) 8,868 Restricted Stock Units Outstanding (insiders) 79,415 Convertible Preferred Shares - Series A (as converted) (3) 288,707 1,685,506 (1) As if exercised/converted (2) 426,672 warrants with an exercise price of $14.45 - $15.90 expire in May 2029; 3,503 warrants with an exercise price between $8.64 and $10,625.00 expire in 2026-2028 (3) 490.7958 preferred convertible shares, each convertible into approx. 588 shares of common stock, subject to certain beneficial ownership limitations. Does not take into account 19.99% beneficial ownership blocker that is currently in place. Assumes full conversion without blockers. (4) Yahoo Finance, TIVC. May 21, 2025 1.35M Avg Daily Trading Volume(4) No debt Plain, vanilla warrants, cash exercise Series A held by Statera Biopharma and its assignees Financing $8.4M signed to be issued as Series B preferred, tranches through Q3 & Q4, incl. beneficial ownership limitations; 30% plain vanilla warrant coverage, cash exercise $25M ELOC with Mast Hill 516M shares 70MM shares 35M shares

Discovery Proof of Concept Phase I Phase II Phase III Commercial Biologic (drug) Entolimod™ Acute Radiation Syndrome Immunosenescence* Lymphocyte Exhaustion* Acute Neutropenia Vaccine Adjuvant* Entolasta™* Chronic Radiation Syndrome* Chronic Neutropenia* 2nd Gen Lymphocyte Exhaustion* Bioelectronic ClearUP Sinus Pain and Congestion ncVNS Platform development; potential indications in: Neurologic Cardiac Autonomic Subject of licensing program with Statera Biopharma, Inc. * Tivic rights subject to exercise of exclusive license options and additional payments Looking forward, a reinvented company Diverse modalities, scalable portfolio

Nasdaq: TIVC A diversified immunotherapeutics company ® ir@tivichealth.com – May 2025 – Jennifer Ernst, CEO, Tivic Health